UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2013

SUGARMADE, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23446	94-300888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1536 Newell Ave Walnut Creek, CA	94596
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888)747-6233

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 18, 2013, the Board of Directors (the “Board”) of Sugarmade, Inc. (the “Company”) approved the compensation package outlined for CEO Clifton Leung and approved the issuance of the 2,500,000 restricted common shares. Clifton Leung is also President, Treasurer and a Director of the Company. The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof, as a transaction by an issuer not involving a public offering. Clifton Leung is also CEO of Sugarcane Paper Company, which is the sole supplier of paper to the Company. He also holds a controlling interest in Sugarcane Paper Company.

On September 18, 2013, the Board of Directors approved a series of transactions, which will have the effect of significantly reducing the Company’s level of debt. These transactions remove approximately $591,071 of debt from the Company’s balance sheet. These transactions included the following:

On September 18, 2013, the Board approved the modification of the Convertible Promissory Note dated November 27, 2012 held in the name of Jonathan Leong to allow for conversion of the outstanding principal and interest due at a rate of Ten US Cents ($0.10) per share. Jonathan Leong is a Director and Secretary of the Company. Mr. Leong subsequently exercised the conversion option on the Convertible Promissory Note and will be issued 1,113,918 common shares pursuant to the Notice of Conversion, dated September 18, 2013. The conversion has resulted in a reduction of $111,318 of debt owned by the Company. The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof, as a transaction by an issuer not involving a public offering.

On September 18, 2013, the Board approved the issuance of 1,057,534 common shares to our CEO, President, and Treasurer, Clifton Leung, pursuant to a settlement agreement dated September 20, 2013, allowing for the conversion of the $100,000 promissory note balance and $5,753.43 interest due at a rate of $0.10 per share. Mr. Leung is also a Director of the Company. This action has resulted in a reduction of $105,753 of debt owed by the Company. The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof, as a transaction by an issuer not involving a public offering. Clifton Leung is also CEO of Sugarcane Paper Company, which is the sole supplier of paper to the Company. He also holds a controlling interest in Sugarcane Paper Company.

On September 18, 2013, the Board approved a settlement agreement between Sugarcane Paper Company and the Company dated on September 20, 2013, which converts the entire balance of principal and interest due on the August 1, 2013 and September 6, 2013 credit lines into 900,000 shares of common stock. Our CEO, President, and Treasurer, Clifton Leung, is also a Director of the Company, and is CEO of Sugarcane Paper Company and holds a controlling interest in Sugarcane Paper Company. Sugarcane Paper Company is the sole supplier of paper to the Company. This action has resulted in the reduction of approximately $90,000 of debt owed by the Company. The exact amount of debt reduction will be determined at a later date. The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof, as a transaction by an issuer not involving a public offering.

On September 18, 2013, the Board approved a settlement agreement between Sugarcane Paper Company and the Company dated on September 20, 2013, which converts $284,000 of the balance of principal and interest due on the credit line, outstanding as of March 31, 2013, into 2,840,000 shares of common stock. Our CEO, President, and Treasurer, Clifton Leung, is also a Director of the Company, and is CEO of Sugarcane Paper Company and holds a controlling interest in Sugarcane Paper Company. Sugarcane Paper Company is the sole supplier of paper to the Company. The remaining balance of principal plus interest in excess of $284,000 remains outstanding. The Company believes this settlement removes the vast majority of the outstanding production credit line owed by the Company to Sugarcane Paper Company. At this time, the exact outstanding balance owed by the Company to Sugarcane Paper Company has not been determined. The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof, as a transaction by an issuer not involving a public offering.

Item 5.02. Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2013, The Board approved the appointment Clifton Leung as of July 19, 2013, as the Chief Executive Officer, President, and Treasurer. Clifton Leung is also a Director. The Board approved the contract for management services with Clifton Leung, acting as Chief Executive Officer, President, and Treasurer of the Company. The services contract, which has a term of six months and is renewable at the discretion of the Board of Directors, calls for no monthly or annual salary and compensation in the form of 2,500,000 restricted common shares for the contract period. Clifton Leung is also CEO of Sugarcane Paper Company, which is the sole supplier of paper to the Company. He also holds a controlling interest in Sugarcane Paper Company.

On September 18, 2013, The Board approved the appointment of Jonathan Leong as Corporate Secretary of the Company. Mr. Leong is also a Director of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws;

On September 18, 2013, the Board of Directors adopted an amendment to the Amended and Restated Bylaws of the Company (as so amended, the "Bylaws"), effective immediately upon adoption, to supersede and replace the existing bylaws of the Company.

A summary of the changes are as follows:

ARTICLE I MEETINGS OF STOCKHOLDERS Section 2. Special Meetings, which had read as follows,

Section 2. Special Meetings.  Special meetings of the stockholders, unless otherwise prescribed by statute, may be called at any time by the Board of Directors or the President and shall be called by the President or Secretary at the request in writing of stockholders of record owning at least twenty-five per centum (25%) of the shares of stock of the Corporation outstanding and entitled to vote.

Has been amended to read as follows:

Section 2. Special Meetings.  A special meeting of the stockholders may be called at any time by the Board, Chairman of the Board, Chief Executive Officer or President (in the absence of a Chief Executive Officer) or by one or more stockholders holding shares in the aggregate entitled to cast not less than 25% of the votes at that meeting.

If any person(s) other than the Board calls a special meeting, the request shall:

(i)          be in writing;

(ii)         specify the time of such meeting and the general nature of the business proposed to be transacted; and

(iii)        be delivered personally or sent by registered mail or by facsimile transmission to the Chairman of the Board, the Chief Executive Officer, the President (in the absence of a Chief Executive Officer) or the Secretary of the Corporation.

The officer(s) receiving the request shall cause notice to be promptly given to the stockholders entitled to vote at such meeting, in accordance with these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting. No business may be transacted at such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph of this Section 2 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

ARTICLE II BOARD OF DIRECTORS Section 7. Notice of Meetings, which had read as follows,

Section 7.  Notice of Meetings.  Notice of each special meeting of the Board of Directors  (and of each regular meeting for which notice shall  be  required)  shall  be  given  by the Secretary as hereinafter provided in this Section 7, in which notice shall be stated the time and place of the  meeting. Notice of each such meeting shall be delivered to each director either personally or by telephone, telegraph cable or wireless, at least twenty-four hours before the time at which such meeting is to be held or by first-class mail, postage prepaid, addressed to him at his residence, or usual place of business, at least three days before the day on which such meeting is to beheld. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him.  Except as otherwise specifically required by these By-Laws, a notice or waiver of notice of any regular or special meeting need not state the purpose of such meeting.

Has been amended to read as follows:

Section 7.  Notice of Meetings.  Notice of each special meeting of the Board of Directors  (and of each regular meeting for which notice shall  be  required)  shall  be  given  by the Chairman of the Board, the Chief Executive Officer, the President, the  Secretary, or any director  as hereinafter provided in this Section 7, in which notice shall be stated the time and place of the  meeting. Notice of each such meeting shall be delivered to each director either personally or by telephone, telegraph cable or wireless, at least twenty-four hours before the time at which such meeting is to be held or by first-class mail, postage prepaid, addressed to him at his residence, or usual place of business, at least three days before the day on which such meeting is to beheld. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him.  Except as otherwise specifically required by these By-Laws, a notice or waiver of notice of any regular or special meeting need not state the purpose of such meeting.

ARTICLE II BOARD OF DIRECTORS Section 14. Action Without Meeting, which had read as follows,

Section  14.  Action Without  Meeting.  Any action required  or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Has been amended to read as follows:

Section  14.  Action Without Meeting.  Any action required or permitted to be taken at any meeting of the Board of Directors be taken without a meeting if all members of the Board of Directors consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

ARTICLE III COMMITTEES - Section 1. Committees, which had read as follows,

Section 1. Committees.   The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum,  may  unanimously  appoint  another member  of  the  Board  of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Was amended to read as follows,

Section 1. Committees.   The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The Board of Directors may designate one or more Directors as alternate members of any committee by a majority vote of all of the Board of Directors. The Board of Directors may replace any absent or disqualified member at any meeting of the committee by a majority vote of all of the Board of Directors.

ARTICLE III COMMITTEES - Section 2. Committee Rules, which had read as follows,

Section 2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business.  In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these by-laws.

Was amended to read as follows,

Section 2. Committee Rules. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

ARTICLE IV OFFICERS Section 1. Number and Qualifications, which had read as follows,

Section  1. Number and Qualifications. The officers of the Corporation shall be the President, Secretary, and Treasurer. Any two or more offices may be held by the same person. Such officers shall be elected from time to time by the Board of Directors, each to hold office until the meeting of the Board of Directors following the next annual meeting of the stockholders, or until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these By-Laws. The Board of Directors may from time to time elect, or the President may appoint, such other officers (including, but not limited to, one or more Vice Presidents, Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers), and such agents, as may be necessary or desirable for the business of the Corporation.  Such other officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board of Directors or by the appointing authority.

Was amended to read as follows,

Section  1. Number and Qualifications. The officers of the Corporation shall be the Chief Executive Officer, President, Secretary, and Treasurer. Any two or more offices may be held by the same person. Such officers shall be elected from time to time by the Board of Directors, each to hold office until the meeting of the Board of Directors following the next annual meeting of the stockholders, or until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these By-Laws. The Board of Directors may from time to time elect, or the Chief Executive Officer or the President or may appoint, such other officers (including, but not limited to, one or more Vice Presidents, Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers), and such agents, as may be necessary or desirable for the business of the Corporation.  Such other officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board of Directors or by the appointing authority.

Section 7(a) Chief Executive Officer., which had read as follows,

(a) Chief Executive Officer.  The Chief Executive Officer shall serve at the pleasure of the Board of Directors and act under the direction of the Board of Directors and carry out the directives of the Board.  Among the duties of the CEO shall be to act as liaison between the Board and the appointed Officers and oversee business affairs of the Corporation with the duty to manage Board directives and report to the Board with assessments and suggestions.

Was amended to read as follows,

(a) Chief Executive Officer.  The Chief Executive Officer shall serve under the direction of the Board of Directors and carry out the directives of the Board.  Among the duties of the CEO shall be to act as liaison between the Board and the appointed Officers and oversee business affairs of the Corporation with the duty to manage Board directives and report to the Board with assessments and suggestions.

Section 7(b) President., which had read as follows,

(b) President. The President shall serve at the pleasure of the Board of Directors and shall have the general active management of the business of the Corporation and general and active supervision and direction over the other Officers (but not including the Chief Executive Officer), agents and employees and shall see that their duties are properly performed.  The President shall report to the Chief Executive Officer and shall carry out the directives of the Chief Executive Officer.

Was amended to read as follows,

(b) President. The President will be responsible for the general active management of the business of the Corporation and general and active supervision and direction over the other Officers (but not including the Chief Executive Officer), agents and employees and shall see that their duties are properly performed.  The President shall report to the Chief Executive Officer and shall carry out the directives of the Chief Executive Officer.

Section 7(C) Vice-President(s)., which had read as follows,

(c) Vice-President(s).  The Vice-President(s) shall serve at the pleasure of the Board and act under the direction of the President.  The duty of the Vice President(s) shall be to act as an advisor to the President and is authorized to have full access to all business affairs of the Corporation.

Was amended to read as follows,

(c)Vice-President(s).  The Vice-President(s) shall act under the direction of the President.  The duty of the Vice President(s) shall be to act as an advisor to the President and is authorized to have full access to all business affairs of the Corporation.

The foregoing description is qualified in its entirety by reference to the Company's Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01 Other Events.

The Company does not expect to file its Fiscal Year Ending June 2013 Financial Statements and Disclosures on Form 10-K with the Securities & Exchange Commission in a timely manner. The Company expects to utilize the Securities and Exchange Commission provided automatic extension relative to the filing of Form 10-K. The Company intends file Form 12b-25 no later than one day after the due date of the form for which the extension is requested. The Company plans to utilize at least the 15 days provided by the automatic extension, but cannot make assurance that this 15 day extension will be adequate. Our auditor of record has been retained to complete the audit for Fiscal 2013 and our staff is working to complete the required Commission filings. The Company expects to file Form 10-K no later than September 30, 2013, should the 15-day extension prove to be inadequate, although there can be no assurance of such a filing date.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is filed with this report:

Exhibit Number	Description
3.2	Amended and Restated Bylaws dated September 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: September 25, 2013	By:	/s/ Clifton Kuok Wai Leung
Name: Clifton Kuok Wai Leung
Title: Chief Executive Officer